Exhibit 10.10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	3

2. AMENDMENT/MODIFICATION NO. 078	3. EFFECTIVE DATE 10/31/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
ALAINA EARL Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-6580		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

As set forth in Modification 44 and the relocation from Grand Forks, ND (GFK) to Fargo, ND (FAR), “Effective on the date the aviation supplier begins operations at FAR, October 31, 2016, all references in the contract to the GFK Service Point shall be deleted and replaced with ‘FAR’ and all references to Grand Forks, ND will be replaced with Fargo, ND.”

This modification incorporates said changes as follows (updated versions of all Attachments are attached):

A. Attachment 3, Operating Plan, Day Network Originating Operations

Origin City: Grand Forks, ND is changed to Fargo, ND

Service Point: GFK is changed to FAR

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 11-7-16	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 11/8/16

CONTINUATION SHEET			REQUISITION NO.	Page 2	Of 3
CONTRACT/ORDER NO. ACN-13-FX/078	AWARD/ EFFECTIVE DATE 10/31/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

B. Attachment 3, Operating Plan, Day Network

Destinating Operations

Service Point: GFK is changed to FAR

C. Attachment 3, Operating Plan, Day Network -

Tender and Delivery Process Codes

Air Cargo Network City: Grand Forks, ND is changed to Fargo, ND

Service Point: GFK is changed to FAR

D. Attachment 4, Operating Plan, Night Network

Originating Operations

Origin City: Grand Forks, ND changed to Fargo, ND

Service Point: GFK is changed to FAR

‘All Mail Due Aviation Supplier Monday - Friday’ time is changed

FROM: [*]

TO: [*]

E. Attachment 4, Operating Plan, Night Network

Destinating Operations

Origin City: Grand Forks, ND is changed to Fargo, ND

Service Point: GFK is changed to FAR

‘Required Delivery Time to Postal Service Tuesday - Saturday’ time is changed

FROM: [*]

TO: [*]

F. Attachment 4, Operating Plan, Night Network -

Tender and Delivery Process Codes

Air Cargo Network City: Grand Forks, ND is changed to Fargo, ND

Service Point: GFK is changed to FAR

G. Attachment 14, Service Contract Wage

Determination

[*]

H. Attachment 18, Volume Acceptance Worksheet

GFK is replaced with FAR

Continued…

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 3	OF 3
CONTRACT/ORDER NO. ACN-13-FX/078	AWARD/ EFFECTIVE DATE 10/31/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

I. Attachment 19, First Class Mail Delivery Times

GFK is replaced with FAR

All other contract terms remain in effect.

- - - - - - - - - - - - - - -

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/30/2020

Exercised Option 1, 2 and 3

Attachment 3

Operating Plan, Day Network

31-Oct-16

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]
8	BOISE ID AMF	BOI	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]
17	DENVER CO	DEN	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]
20	DULLES VA	IAD	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]
22	FARGO ND	FAR	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]
26	HONOLULU HI	HNL	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]
35	LOS ANGELES CA	LAX	[*]	[*]

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
36	LOUISVILLE KY	SDF	[*]	[*]
37	LUBBOCK TX	LBB	[*]	[*]
38	MEMPHIS TN	MEM	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]
42	MOBILE AL	MOB	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]
48	NY METRO	JFK	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]
60	RENO NV	RNO	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]
62	ROCHESTER NY	ROC	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]
64	SALT LAKE CITY UT	SLC	[*]	[*]
65	SAN ANTONIO TX	SAT	[*]	[*]
66	SAN DIEGO CA	SAN	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]
68	SAN JUAN PR	SJU	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
75	SPRINGFIELD IL	SPI	[*]	[*]
76	ST. LOUIS MO	STL	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]
78	TUCSON AZ	TUS	[*]	[*]
79	TULSA OK	TUL	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.

[*]

**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Exercised Option 1, 2, and 3

Attachment 3

Operating Plan, Day Network

October 31, 2016

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday – Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]	[*]
8	BOISE ID	BOI	[*]	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]	[*]
17	DENVER CO	DEN	[*]	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]	[*]
20	DULLES VA	IAD	[*]	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]	[*]
22	FARGO ND P&DC	FAR	[*]	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]	[*]
26	HONOLULU HI	*HNL	[*]	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday – Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
35	LOS ANGELES CA	LAX	[*]	[*]	[*]
36	LOUISVILLE KY	SDF	[*]	[*]	[*]
37	LUBBOCK TX	LBB	[*]	[*]	[*]
38	MEMPHIS TN	MEM	[*]	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
42	MOBILE AL	BFM	[*]	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]	[*]
48	NY METRO	JFK	[*]	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]	[*]
60	RENO NV	RNO	[*]	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]	[*]
62	ROCHESTER	ROC	[*]	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]	[*]
64	SALT LAKE CITY	SLC	[*]	[*]	[*]
65	SAN ANTONIO	SAT	[*]	[*]	[*]
66	SAN DIEGO	SAN	[*]	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
68	SAN JUAN PR**	* SJU	[*]	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]	[*]
75	SPRINGFIELD IL	SPI	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday – Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
76	ST. LOUIS MO	STL	[*]	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]	[*]
78	TUCSON AZ	*TUS	[*]	[*]	[*]
79	TULSA OK	TUL	[*]	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]	[*]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.

[*]

** 75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1

[*]

[*]

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exercised Option 1, 2 and 3

Attachment 3

Operating Plan, Day Network

31-Oct-16

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE
B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs
C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp
D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant
E	Postal Service Deck loads	J	Aviation Supplier Delivers ULDs to Plant
K	Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	FAR	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H
34	LITTLE ROCK AR	LIT	E	K
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	E	K
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Exercised Option 1, 2 and 3

Attachment 4

Operating Plan, Night Network

31-Oct-16

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[*]	[*]	[*]
2	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
3	ALLENTOWN PA	ABE	[*]	[*]	[*]
4	ANCHORAGE AK	ANC	[*]	[*]	[*]
5	AMARILLO TX	AMA	[*]	[*]	[*]
6	APPLETON WI	ATW	[*]	[*]	[*]
7	ATLANTA GA	ATL	[*]	[*]	[*]
8	AUSTIN TX	AUS	[*]	[*]	[*]
9	BALTIMORE MD	BWI	[*]	[*]	[*]
10	BANGOR ME	BGR	[*]	[*]	[*]
11	BATON ROUGE LA	LFT / MSY	[*]	[*]	[*]
12	BEND OR	RDM	[*]	[*]	[*]
13	BILLINGS MT	BIL	[*]	[*]	[*]
14	BIRMINGHAM AL	BHM	[*]	[*]	[*]
15	BISMARK ND	BIS	[*]	[*]	[*]
16	BOISE ID	BOI	[*]	[*]	[*]
17	BOSTON MA	BOS	[*]	[*]	[*]
18	BOZEMAN MT	BZN	[*]	[*]	[*]
19	BRISTOL TN / VA	TRI	[*]	[*]	[*]
20	BUFFALO NY	BUF	[*]	[*]	[*]
21	BURBANK CA	BUR	[*]	[*]	[*]
22	BURLINGTON VT	BTV	[*]	[*]	[*]
23	BUTTE MT	BTM	[*]	[*]	[*]
24	CASPER WY	CPR	[*]	[*]	[*]
25	CEDAR RAPIDS IA	CID	[*]	[*]	[*]
26	CHARLESTON WV	HTS	[*]	[*]	[*]
27	CHARLOTTE NC	CLT	[*]	[*]	[*]
28	CHATTANOOGA TN	CHA	[*]	[*]	[*]
29	CHEYENNE WY	CYS	[*]	[*]	[*]
30	CHICAGO IL (O’Hare)	ORD	[*]	[*]	[*]
31	CINCINNATI OH	CVG	[*]	[*]	[*]
32	CLEVELAND OH	CLE	[*]	[*]	[*]
33	COLORADO SPRINGS CO	COS	[*]	[*]	[*]

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
34	COLUMBIA SC	CAE	[*]	[*]	[*]
35	COLUMBUS OH	CMH	[*]	[*]	[*]
36	DALLAS TX	DFW	[*]	[*]	[*]
37	DAYTON OH	DAY	[*]	[*]	[*]
38	DENVER CO	DEN	[*]	[*]	[*]
39	DES MOINES IA	DSM	[*]	[*]	[*]
40	DETROIT MI	DTW	[*]	[*]	[*]
41	DULLES VA	IAD	[*]	[*]	[*]
42	DULUTH MN	DLH	[*]	[*]	[*]
43	DURANGO CO	DRO	[*]	[*]	[*]
44	EL PASO TX	ELP	[*]	[*]	[*]
45	ELMIRA NY	ELM	[*]	[*]	[*]
46	EUGENE OR	EUG	[*]	[*]	[*]
47	FAIRBANKS AK	FAI	[*]	[*]	[*]
48	FLINT MI	FNT	[*]	[*]	[*]
49	FORT MYERS FL	RSW	[*]	[*]	[*]
50	FORT WAYNE IN	FWA	[*]	[*]	[*]
51	FRESNO CA	FAT	[*]	[*]	[*]
52	FT LAUDERDALE FL	FLL	[*]	[*]	[*]
53	FARGO ND	FAR	[*]	[*]	[*]
54	GRAND JUNCTION CO	GJT	[*]	[*]	[*]
55	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
56	GREAT FALLS MT	GTF	[*]	[*]	[*]
57	GREENSBORO NC	GSO	[*]	[*]	[*]
58	GREENVILLE SC	GSP	[*]	[*]	[*]
59	HARRISBURG PA	MDT	[*]	[*]	[*]
60	HARTFORD CT	BDL	[*]	[*]	[*]
61	HELENA MT	HLN	[*]	[*]	[*]
62	HONOLULU HI	HNL	[*]	[*]	[*]
63	HOUSTON TX	IAH	[*]	[*]	[*]
64	HUNTSVILLE AL	HSV	[*]	[*]	[*]
65	INDIANAPOLIS IN	IND	[*]	[*]	[*]
66	JACKSON MS	JAN	[*]	[*]	[*]
67	JACKSONVILLE FL	JAX	[*]	[*]	[*]
68	JFK NY	JFK	[*]	[*]	[*]
69	KALISPELL MT	FCA	[*]	[*]	[*]
70	KANSAS CITY MO	MCI	[*]	[*]	[*]
71	KNOXVILLE TN	TYS	[*]	[*]	[*]
72	LAS VEGAS NV	LAS	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
73	LITTLE ROCK AR	LIT	[*]	[*]	[*]
74	LONG BEACH CA	LGB	[*]	[*]	[*]
75	LOS ANGELES CA	LAX	[*]	[*]	[*]
76	LOUISVILLE KY	SDF	[*]	[*]	[*]
77	LUBBOCK TX	LBB	[*]	[*]	[*]
78	MADISON WI	MSN	[*]	[*]	[*]
79	MANCHESTER NH	MHT	[*]	[*]	[*]
80	MCALLEN TX	MFE	[*]	[*]	[*]
81	MEDFORD OR	MFR	[*]	[*]	[*]
82	MEMPHIS TN	MEM	[*]	[*]	[*]
83	MIAMI FL	MIA	[*]	[*]	[*]
84	MILWAUKEE WI	MKE	[*]	[*]	[*]
85	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
86	MINOT ND	MOT	[*]	[*]	[*]
87	MISSOULA MT	MSO	[*]	[*]	[*]
88	MOBILE AL	MOB	[*]	[*]	[*]
89	NASHVILLE TN	BNA	[*]	[*]	[*]
90	NEW ORLEANS LA	MSY	[*]	[*]	[*]
91	NEWARK NJ	EWR	[*]	[*]	[*]
92	NORFOLK VA	ORF	[*]	[*]	[*]
93	OAKLAND CA	OAK	[*]	[*]	[*]
94	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
95	OMAHA NE	OMA	[*]	[*]	[*]
96	ONTARIO CA	ONT	[*]	[*]	[*]
97	ORANGE CNTY AIRPORT	SNA	[*]	[*]	[*]
98	ORLANDO FL	MCO	[*]	[*]	[*]
99	PALM BEACH FL	PBI	[*]	[*]	[*]
100	PASCO WA	PSC	[*]	[*]	[*]
101	PEORIA IL	PIA	[*]	[*]	[*]
102	PHILADELPHIA PA	PHL	[*]	[*]	[*]
103	PHOENIX AZ	PHX	[*]	[*]	[*]
104	PITTSBURGH PA	PIT	[*]	[*]	[*]
105	POCATELLO ID	PIH	[*]	[*]	[*]
106	PORTLAND ME	PWM	[*]	[*]	[*]
107	PORTLAND OR	PDX	[*]	[*]	[*]
108	PRESQUE ISLE ME	PQI	[*]	[*]	[*]
109	PROVIDENCE RI	PVD	[*]	[*]	[*]
110	RALEIGH NC	RDU	[*]	[*]	[*]
111	RAPID CITY SD	RAP	[*]	[*]	[*]

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
112	RENO NV	RNO	[*]	[*]	[*]
113	RICHMOND VA	RIC	[*]	[*]	[*]
114	ROANOKE VA	ROA	[*]	[*]	[*]
115	ROCHESTER MN	RST	[*]	[*]	[*]
116	ROCHESTER NY	ROC	[*]	[*]	[*]
117	ROCK SPRINGS WY	RKS	[*]	[*]	[*]
118	SACRAMENTO CA	SMF	[*]	[*]	[*]
119	SALIBURY MD	SBY	[*]	[*]	[*]
120	SALT LAKE CITY UT	SLC	[*]	[*]	[*]
121	SAN ANTONIO TX	SAT	[*]	[*]	[*]
122	SAN DIEGO CA	SAN	[*]	[*]	[*]
123	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
124	SAN JOSE CA	SJC	[*]	[*]	[*]
125	SAN JUAN PR	SJU	[*]	[*]	[*]
126	SAVANNAH GA	SAV	[*]	[*]	[*]
127	SEATTLE WA	SEA	[*]	[*]	[*]
128	SHREVEPORT LA	SHV	[*]	[*]	[*]
129	SIOUX CITY IA	SUX	[*]	[*]	[*]
130	SOUIX FALLS SD	FSD	[*]	[*]	[*]
131	SOUTH BEND IN	SBN	[*]	[*]	[*]
132	SPOKANE WA	GEG	[*]	[*]	[*]
133	SPRINGFIELD MO	SGF	[*]	[*]	[*]
134	ST CLOUD MN	STC	[*]	[*]	[*]
135	ST LOUIS MO	STL	[*]	[*]	[*]
136	STEWART NY	SWF	[*]	[*]	[*]
137	SYRACUSE NY	SYR	[*]	[*]	[*]
138	TALLAHASSEE FL	TLH	[*]	[*]	[*]
139	TAMPA FL	TPA	[*]	[*]	[*]
140	TRAVERSE CITY MI	TVC	[*]	[*]	[*]
141	TUCSON AZ	TUS	[*]	[*]	[*]
142	TULSA OK	TUL	[*]	[*]	[*]
143	TWIN FALLS ID	TWF	[*]	[*]	[*]
144	WATERLOO IA	ALO	[*]	[*]	[*]
145	WAUSAU WI	CWA	[*]	[*]	[*]
146	WENATCHEE WA	EAT	[*]	[*]	[*]
147	WICHITA KS	ICT	[*]	[*]	[*]
148	YAKIMA WA	YKM	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exercised Option 1, 2 and 3

Attachment 4

Operating Plan, Night Network

31-Oct-16

Tender and Delivery Process Codes

A	Postal Service Builds ULDs
B	Postal Service Transports ULDs to Ramp
C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp
D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp
E	Aviation Supplier Picks Up ULDs
F	Aviation Supplier Delivers in ULDs
G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	AMARILLO TX	AMA	D	Origin Only
5	ANCHORAGE AK	ANC	D	D
6	APPLETON WI	ATW	D	D
7	ATLANTA GA	ATL	E	D
8	AUSTIN (Air Stop) TX	AUS	D	D
9	BALTIMORE MD	BWI	D	D
10	BANGOR ME	BGR	D	D
11	BATON ROUGE LA	BTR	D	D
12	BEND OR	RDM	D	Origin Only
13	BILLINGS MT	BIL	D	D
14	BIRMINGHAM AL	BHM	D	D
15	BISMARK ND	BIS	D	Origin Only
16	BOISE ID	BOI	E	F
17	BOSTON MA	BOS	D	D
18	BOZEMAN MT	BZN	D	Origin Only
19	BRISTOL TN / VA	TRI	D	Origin Only
20	BUFFALO NY	BUF	D	D
21	BURBANK CA	BUR	D	D
22	BURLINGTON VT	BTV	D	D
23	BUTTE MT	BTM	D	Origin Only
24	CASPER WY	CPR	D	Origin Only
25	CEDAR RAPIDS IA	CID	D	D
26	CHARLESTON WV	CRW	D	D
27	CHARLOTTE NC	CLT	D	D
28	CHATTANOOGA P&DC TN	CHA	D	D
29	CHEYENNE WY	CYS	D	Origin Only
30	CHICAGO IL	ORD	D	D
31	CINCINNATI OH	CVG	D	D
32	CLEVELAND OH	CLE	D	D
33	COLORADO SPRINGS CO	COS	D	D
34	COLUMBIA SC	CAE	D	D
35	COLUMBUS OH	CMH	D	D
36	DALLAS TX	DFW	D	D
37	DAYTON OH	DAY	D	D
38	DENVER CO	DEN	D	D
39	DES MOINES IA	DSM	D	D
40	DETROIT MI	DTW	D	D
41	DULLES VA	IAD	D	D
42	DULUTH MN	DLH	D	D
43	DURANGO CO	DRO	D	Origin Only
44	EL PASO TX	ELP	D	D
45	ELM NY	ELM	D	D
46	EUGENE OR	EUG	D	Origin Only
47	FAIRBANKS AK	FAI	D	Origin Only
48	FLINT P&DC MI	FNT	D	D
49	FORT MYERS P&DC FL	RSW	E	F
50	FORT WAYNE IN P&DC	FWA	D	D
51	FRESNO CA	FAT	D	D
52	FT LAUDERDALE FL	FLL	D	F
53	FARGO ND	FAR	D	D
54	GRAND JUNCTION CO	GJT	D	Origin Only
55	GRAND RAPIDS MI	GRR	D	D
56	GREAT FALLS MT	GTF	D	D
57	GREENSBORO NC	GSO	D	D
58	GREENVILLE SC	GSP	D	D
59	HARRISBURG PA	MDT	D	D
60	HARTFORD CT	BDL	D	D
61	HELENA MT	HLN	D	Origin Only
62	HONOLULU HI	HNL	D	D
63	HOUSTON TX	IAH	D	D
64	HUNTSVILLE P&DF AL	HSV	D	D
65	INDIANAPOLIS IN	IND	D	D
66	JACKSON MS	JAN	C	C
67	JACKSONVILLE FL	JAX	E	F
68	JFK NY	JFK	BD	D
69	KALISPELL MT	FCA	D	Origin Only
70	KANSAS CITY MO	MCI	D	D
71	KNOXVILLE TN	TYS	D	D
72	LAS VEGAS NV	LAS	D	D
73	LITTLE ROCK AR	LIT	C	C

74	LONG BEACH CA	LGB	D	Origin Only
75	LOS ANGELES CA	LAX	D	D
76	LOUISVILLE KY	SDF	D	D
77	LUBBOCK TX	LBB	D	D
78	MADISON WI	MSN	D	D
79	MANCHESTER NH	MHT	D	D
80	MCALLEN TX	MFE	D	Origin Only
81	MEDFORD OR	MFR	D	Origin Only
82	MEMPHIS TN	MEM	D	D
83	MIAMI FL	MIA	D	F/D
84	MILWAUKEE WI	MKE	D	D
85	MINNEAPOLIS MN	MSP	D	D
86	MINOT ND	MOT	D	Origin Only
87	MISSOULA MT	MSO	D	Origin Only
88	MOBILE AL	MOB	D	D
89	NASHVILLE TN	BNA	D	D
90	NEW ORLEANS LA	MSY	D	D
91	NEWARK NJ	EWR	E	F
92	NORFOLK VA	ORF	D	D
93	OAKLAND CA	OAK	D	D
94	OKLAHOMA CITY OK	OKC	D	D
95	OMAHA NE	OMA	D	D
96	ONTARIO CA	ONT	D	D
97	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
98	ORLANDO FL	MCO	A	D
99	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
100	PASCO WA	PSC	D	Origin Only
101	PEORIA MPO IL	PIA	D	D
102	PHILADELPHIA PA	PHL	D	D
103	PHOENIX AZ	PHX	D	D
104	PITTSBURGH PA	PIT	D/E	D
105	POCATELLO ID	PIH	D	Origin Only
106	PORTLAND ME	PWM	D	D
107	PORTLAND OR	PDX	D	D
108	PRESQUE ISLE ME	PQI	D	D
109	PROVIDENCE RI	PVD	D	D
110	RALEIGH NC	RDU	D	D
111	RAPID CITY SD	RAP	D	Origin Only
112	RENO NV	RNO	D	D
113	RICHMOND VA	RIC	D	D
114	ROANOKE VA	ROA	D	D
115	ROCHESTER MN	RST	D	D
116	ROCHESTER NY	ROC	D	D
117	ROCK SPRINGS WY	RKS	D	Origin Only
118	SACRAMENTO CA	SMF	D	D
119	SALISBURY	SBY	D	Origin Only
120	SALT LAKE CITY UT	SLC	E	F
121	SAN ANTONIO TX	SAT	D	D
122	SAN DIEGO CA	SAN	D	D
123	SAN FRANCISCO CA	SFO	E/D	F/D
124	SAN JOSE CA	SJC	D	D
125	SAN JUAN PR	SJU	D	D
126	SAVANNAH P&DF GA	SAV	D	D
127	SEATTLE WA	SEA	D	D
128	SHREVEPORT LA	SHV	D	D
129	SIOUX CITY IA	SUX	D	Origin Only
130	SOUIX FALLS SD	FSD	D	D
131	SOUTH BEND IN P&DC	SBN	D	D
132	SPOKANE WA	GEG	D	D
133	SPRINGFIELD MO	SGF	D	D
134	ST CLOUD MN	STC	D	Origin Only
135	ST LOUIS MO	STL	D	D
136	STEWART NY 125	SWF	D	D
137	SYRACUSE NY	SYR	D	D
138	TALLAHASSEE P&DF FL	TLH	D	D
139	TAMPA FL	TPA	A	D
140	TRAVERSE CITY MI	TVC	D	D
141	TUCSON AZ	TUS	D	D
142	TULSA OK	TUL	D	D
143	TWIN FALLS ID	TWF	D	Origin Only
144	WATERLOO IA	ALO	D	Origin Only
145	WAUSAU WI	CWA	D	D
146	WENATCHEE WA	EAT	D	Origin Only
147	WICHITA KS	ICT	D	D
148	YAKIMA WA	YKM	D	Origin Only

Attachment 13

Service Contract Act Wage Determinations

31-Oct-16

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 18

Volume Acceptance Worksheet

31-Oct-16

TW ORIGIN FORECAST COMPARISON				RF		Sat		Sun
Location Type	Market	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume
Orig	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BFM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	HTS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LCK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Orig	MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TW DEST FORECAST COMPARISON				RF		Sat		Sun
Location Type	Market	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	% DIFF	DJan15Ori gSub.xls Forecast CU FT	% DIFF
Dest	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BFM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	HTS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LCK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Dest	MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Note - TUS volume is included in PHX, TUL volume is included in OKC, SGF volume is included in MCI, MLI volume is included in STL based on projected Postal closures

Additional ONT capacity may be provided out of LAX rather than ONT

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMC	RDT Needed for 0800 at all plants
ABQ	[*]
ANC	[*]
ATL	[*]
AUS	[*]
BDL	[*]
BHM	[*]
BIL	[*]
BNA	[*]
BOI	[*]
BOS	[*]
BWI	[*]
CLE	[*]
CLT	[*]
CMH	[*]
CRW	[*]
CVG	[*]
DEN	[*]
DFW	[*]
DSM	[*]
DTW	[*]
ELP	[*]
EWR	[*]
FSD	[*]
GEG	[*]
FAR	[*]
GRR	[*]
GSO	[*]
GTF	[*]
HNL	[*]
IAD	[*]
IAH	[*]
ICT	[*]
IND	[*]
JAN	[*]
JAX	[*]
JFK	[*]
LAS	[*]
LAX	[*]
LBB	[*]
LIT	[*]
MCI	[*]
MCO	[*]
MEM	[*]
MHT	[*]
MIA	[*]
MKE	[*]
MLI	[*]
MOB	[*]
MSP	[*]
MSY	[*]
OAK	[*]
OKC	[*]
OMA	[*]
ONT	[*]
ORD	[*]
PDX	[*]
PHL	[*]
PHX	[*]
PIT	[*]
RDU	[*]
RIC	[*]
RNO	[*]
ROC	[*]
SAN	[*]
SAT	[*]
SDF	[*]
SEA	[*]
SFO	[*]
SGF	[*]
SHV	[*]
SJU	[*]
SLC	[*]
SMF	[*]
SPI	[*]
STL	[*]
TPA	[*]
TUL	[*]
TYS	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.